UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Paula Financial
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PAULA FINANCIAL
87 E. Green Street, Suite 206
Pasadena, CA 91105

Jeffrey A. Snider
Chairman, President and
Chief Executive Officer

April 25, 2005

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the PAULA Financial 2005 Annual Meeting of Stockholders.  The meeting will be held on Wednesday, May 25, 2005 at 10:00 a.m. local time at The Westin, 191 N. Los Robles Avenue, Pasadena, California 91101.

The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be dealt with at the meeting.  At the conclusion of the formal part of the meeting, we will present a brief report on the Company’s business and respond to your questions.

Whether or not you plan to attend the meeting, your vote is very important.  Please cast your vote regardless of the number of shares you hold.  I urge you to take a moment and vote your proxy in order to be certain your shares are represented at the meeting. Your proxy card includes instructions on how to vote via the Internet, telephonically or you can always sign, date, and promptly return the proxy card in the enclosed envelope.

I look forward to seeing you on May 25th.

Sincerely,

PAULA FINANCIAL
87 E. Green Street, Suite 206
Pasadena, California  91105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 25, 2005

To The Stockholders of
PAULA Financial:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PAULA Financial, a Delaware corporation (the “Company”), will be held at The Westin, 191 N. Los Robles Avenue, Pasadena, California 91101, on May 25, 2005, at 10:00 a.m., local time, for the purpose of considering and acting upon the following:

1.                                       The election of directors to hold office until the 2008 Annual Meeting of Stockholders, and thereafter until a successor is elected and qualified; and

2.                                       The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 18, 2005 will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  The stock transfer books of the Company will remain open between the record date and the date of the annual meeting.  A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company which are located at 87 E. Green Street, Suite 206, Pasadena, California 91105.

By Order of the Board of Directors,

JEFFREY A. SNIDER
Chairman of the Board, Chief Executive Officer and President
Dated: April 25, 2005

PLEASE VOTE YOUR PROXY VIA THE INTERNET OR TELEPHONICALLY.  YOU MAY ALSO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  PLEASE VOTE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

PAULA Financial
87 E. Green Street, Suite 206
Pasadena, California  91105

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
May 25, 2005

The board of directors of PAULA Financial (the “Board of Directors”) is soliciting proxies for the 2005 Annual Meeting of Stockholders.  This Proxy Statement is being mailed on or about April 25, 2005 to stockholders of PAULA Financial (the “Company”) in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on May 25, 2005 (the “Annual Meeting”), or any adjournment or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

When a proxy in the form enclosed with this Proxy Statement is returned properly executed, or voted via the Internet or telephonically, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated or, if no direction is indicated, the shares will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the Proxies.  A stockholder who executes and returns the enclosed proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Chairman of the Board of the Company, at the principal executive offices of the Company, or by revoking it in person at the Annual Meeting.  Attendance at the Annual Meeting by a stockholder who has executed and returned the enclosed proxy does not alone revoke the proxy.

The costs of preparing and mailing this Notice and Proxy Statement and the enclosed form of proxy will be paid by the Company.  In addition to soliciting proxies by mail, officers and regular employees of the Company may, at the Company’s expense, solicit proxies in person and by telephone or by fax. The Company will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining such principals’ instructions.

VOTING SECURITIES

As of the close of business on April 18, 2005, 6,346,145 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), were outstanding and held of record by approximately 167 stockholders, each of which shares is entitled to one vote at the Annual Meeting.  The Company has no other class of voting securities outstanding.

A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting.  In matters other than the election of directors, the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders, except for those specific matters for which a super-majority vote is required under the Company’s Bylaws.  Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors.  Abstentions will be treated as the equivalent of a negative vote for the purpose of determining whether a proposal has been adopted and will have no effect for the purpose of determining whether a director has been elected.  As to certain matters other than the election of directors, the Nasdaq Stock Market rules generally require when shares are registered in street or nominee name that their member brokers receive specific instructions from the beneficial owners in order to vote on such a proposal.  If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

ITEM 1
ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides for a three-tiered classified Board of Directors with staggered terms of office.  The Board of Directors consists of three classes, designated as Class I, Class II and Class III.  Pursuant to the Certificate of Incorporation, the term of Class II directors expires at the 2005 Annual Meeting, the term of Class III directors expires at the 2006 Annual Meeting, and the term of Class I directors expires at the 2007 Annual Meeting.  Pursuant to the Bylaws, at each Annual Meeting, only one class of directors will be elected, and each class of directors will serve a three-year term and until their successors are duly elected and qualified.

Information Concerning Nominees

The nominees for election as Class II directors are set forth below along with certain information regarding the nominees.  Unless marked to the contrary, proxies received will be voted for the election of Joel W. Geddes, Jr. and Jerry M. Miller, both of whom currently serve as Class II Directors of the Company, to serve until the 2008 Annual Meeting and until their successors are elected and qualified.  If for any reason any nominee should not be available for election or be unable to serve as a Director, the accompanying proxy will be voted for the election of such other person or persons, if any, as the Board of Directors may designate.  The Board has no reason to believe that the nominees will be unavailable for election or unable to serve.

2005 Nominees

Name and Principal Occupation	Age	Year Commenced Serving as a Director	Other Corporate Directorships

Joel W. Geddes, Jr. (2)(3) – Class II Mr. Geddes has 30 years experience in the insurance brokerage business. Since 1993 he has held the position of Chairman and Chief Executive Officer of CAPAX Management & Insurance Services. Mr. Geddes has been a director of PAULA Trading Company since 1998.	54	2001	CAPAX Management & Insurance Services Pacific Network Group

Jerry M. Miller (1)(2)(3) – Class II Mr. Miller is a Certified Public Accountant and was an audit partner with KPMG LLP from 1974 until his retirement in 1991.	64	1992	None

The proposed nominees are not related by blood or marriage to any director or executive officer of the Company.

The Board of Directors of the Company recommends that the stockholders vote “FOR” the election of the nominees for Class II Directors named above.

INFORMATION CONCERNING DIRECTORS

Due to a director resignation in late 2003, there are currently no Class I directors.  Set forth below are the Class III directors whose terms do not expire this year, along with certain information regarding these directors.

Name and Principal Occupation	Age	Year Commenced Serving as a Director	Other Corporate Directorships

Robert M. Anderson (2)(3) – Class III In 1974 Mr. Anderson took over the ownership of Anderson & Anderson Insurance Brokers, Inc. In 1997 he sold Anderson & Anderson to Aon, where he subsequently led the Aon Advantage Group until his retirement in 1999. In 2002, Mr. Anderson founded AFA Technologies, Inc., a healthcare software company.	62	2001	Fuller Seminary

James G. Parker, III (2) – Class III Since 1992, Mr. Parker has been President of James G. Parker Insurance Associates, Inc. From 1978 to 1992, Mr. Parker held various other management positions with James G. Parker Insurance Associates, Inc. Mr. Parker has been a director of PAULA Trading Company since 1998.	56	2001	CAPAX Management & Insurance Services James G. Parker Insurance Associates, Inc. Pacific Network Group

Jeffrey A. Snider (1) – Class III Mr. Snider has been Chairman of the Board of Directors, President and Chief Executive Officer of the Company since December 1994. Mr. Snider joined the Company in 1975 and served as President and Chief Executive Officer of the Company and a member of its Board of Directors from 1984 to 1988. Mr. Snider was re-elected to the Company’s Board of Directors in November 1992.	52	1992	None

(1)          Member of the Governance and Nominating Committee.

(2)          Member of the Executive Compensation Committee.

(3)          Member of the Audit Committee.

Committees and Meetings of the Board of Directors

The Board of Directors has a standing Audit Committee, Executive Compensation Committee, Executive Committee and a Governance and Nominating Committee.

The Audit Committee held five meetings during fiscal year 2004.  The members of the Audit Committee during fiscal year 2004 were Messrs. Anderson, Geddes, and Miller, who were all independent Directors, as defined under the National Association of Securities Dealers, Inc. listing standards.  Mr. Miller, an audit partner with KPMG LLP from 1974 until his retirement in 1991, is the Audit Committee’s financial expert.

The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.  The Audit Committee’s functions include the selection of the Company’s independent registered public accounting firm.  Additionally, the Audit Committee reviews with such firm the plan and results of their audit.  The Audit Committee reviews the independence of the independent registered public accounting firm and approves the fees for audit and non-audit services rendered to the Company by its independent public accountants.  The Audit Committee operates under a written charter adopted by the Board of Directors.

The members of the Executive Compensation Committee during fiscal year 2004, which held one meeting, were Messrs. Anderson, Miller, Geddes and Parker.  Its functions include recommending to the Board of Directors the compensation and benefits for senior management, including the grant of stock options and other stock based awards.

The Governance and Nominating Committee is comprised of Messrs. Snider and Miller.  Mr. Miller is an independent Director, as defined under the National Association of Securities Dealers, Inc. listing standards. The Governance and Nominating Committee does not operate under a formal charter.  In evaluating nominees the Committee considers such factors as agency related experience, other relevant business experience, and previous board service.  The Committee also considers how an individual nominee’s skill set will compliment the existing Board dynamics.

The Governance and Nominating Committee will only consider nominations for election to the Board of Directors recommended by stockholders if notice of such recommendation is timely provided to the Company in accordance with the Company’s Bylaws.  The Bylaws require that a stockholder notify the Company of the stockholder’s intent to nominate a person for election as a director at a meeting of the stockholders not later than 90 days in advance of such a meeting or, if later, the seventh day following the first public announcement of the date of such meeting.  Such notice must include specific information concerning the proposed nominee.  Stockholders considering proposing nominees for election to the Board of Directors can contact Deborah S. Maddocks, the Company’s Corporate Secretary, to obtain a copy of the Company’s Bylaws.

During fiscal year 2004, the Board of Directors met three times.  No director attended less than 75% of the meetings of the Board and the committees of the Board on which he served.

Compensation of Directors

Each member of the Company’s Board of Directors who is not an employee of the Company or any of its subsidiaries receives a director fee of $16,000 per year, plus a $750 fee per meeting and is eligible for grants under the Company’s 1997 Plan. These directors are reimbursed for out-of-pocket expenses reasonably incurred for attending meetings. It is expected that at least three board meetings will be held during each calendar year.

OWNERSHIP OF THE COMPANY’S SECURITIES

Principal Stockholders

The following table sets forth as of April 18, 2005, information as to the ownership of the Company’s Common Stock by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company, (ii) each director, (iii) each executive officer of the Company named below and (iv) all named executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class Outstanding

Named Executive Officers and Directors:

Jeffrey A. Snider (2)	1,986,535	(3)	27.3

Deborah S. Maddocks (2)	24,859	(4)		*

Roberts F. Underwood (2)	469,583	(5)	7.4

Elizabeth J. Ming (2)	*		*

Jon T. Finster (2) (16)	42,749	(6)	*

Robert A. Anderson 1901 Windward Lane Newport Beach, CA 92662	20,000	(7)	*

Joel W. Geddes, Jr. 507 Hartley Drive Modesto, CA 95356	32,100	(8)	*

Jerry M. Miller 87 E. Green Street, Suite 206 Pasadena, CA 91105	33,000	(9)	*

James G. Parker, III 5377 N. Fresno Fresno, CA 93710	36,600	(10)	*

All executive officers and directors as a group (9 persons)	2,645,426	(11)	35.9

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class Outstanding

Other Beneficial Owners:

OneBeacon Asset Management One Beacon Street, 17th Floor Boston, MA 02108	423,712	(12)	6.7

Dimensional Fund Advisors 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	313,800	(13)	4.9

Philo Smith 695 East Main Street Stamford, CT 06901	331,775	(14)	5.2

First Wilshire Securities Management, Inc. 600 South Lake Street, Suite 100 Pasadena, CA 91106-3955	378,903	(15)	6.0

*                   Less than 1%

(1)          Such holder directly or indirectly has sole voting and investment power with respect to the shares listed except as described below.

(2)          Such person’s address is care of PAULA Financial, 87 E. Green Street, Suite 206, Pasadena, CA 91105.

(3)          Includes (i)  38,483 shares which are held in the Company’s 401(k) plan over which Mr. Snider has shared voting power and sole dispositive power and (ii) options to purchase 935,000 shares of Common Stock .

(4)          Includes (i) 4,633 shares which are held in the Company’s 401(k) plan over which Ms. Maddocks has shared voting power and sole dispositive power and (ii) options to purchase 9,126 shares of Common Stock.

(5)          Includes 4,378 shares which are held in the Company’s 401(k) plan over which Mr. Underwood has shared voting and sole dispositive power and 246,605 shares which will be issued over the next two years under the Asset Purchase Agreement between Mr. Underwood and PAU.

(6)          Includes 42,749 shares which are held in the Company’s 401(k) plan over which Mr. Finster has shared voting power and sole dispositive power.

(7)          Includes options to purchase 20,000 shares of Common Stock.

(8)          Includes options to purchase 20,000 shares of Common Stock.

(9)          Includes options to purchase 20,000 shares of Common Stock.

(10)    Includes options to purchase 20,000 shares of Common Stock.

(11)    Includes (i) 90,243 shares which are held in the Company’s 401(k) plan, (ii) options to purchase 1,024,126 shares of Common Stock and (iii) 246,605 shares which will be issued over the next two years under an asset purchase agreement.

(12)    Based on information contained in a Schedule 13G filed on February 16, 1999.  The holder has shared voting and dispositive power over all of the shares.

(13)    Based on information contained in a Schedule 13G filed on February 9, 2005.

(14)    Based on information provided by Mr. Smith on April 12, 2005.  Includes shares held by various investment companies and partnerships in which Mr. Smith has an ownership interest.  Mr. Smith has shared voting and dispositive power with respect to the shares.

(15)    Based on information contained in a Schedule 13G filed on September 23, 2004.   The holder has sole dispositive power and no voting power over all the shares.

(16)    Mr. Finster resigned his position as Senior Vice President and Director of Pan American Underwriters, Inc. (“PAU”), the Company’s agency, in August 2004.

Compliance With Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than ten percent of the Company’s Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”).  Executive officers, directors and ten percent stockholders are required by the SEC to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file a Form 5 for specified fiscal years, the Company believes that all of its executive officers, directors and greater than ten percent beneficial owners complied with all the filing requirements applicable to them with respect to transactions during fiscal year 2004.

Compensation Committee Interlocks and Insider Participation

The Executive Compensation Committee is currently composed of four members, Messrs. Anderson, Geddes, Miller and Parker.  None of the past or current members of the Committee is or has been an employee or officer of the Company.  No executive officer of the Company has served as a member of the board of directors or compensation committee of any company in which any of the past or current members of the Committee is an executive officer.

Code of Ethics

The Company has a formal code of ethics which was adopted by the Company’s Board of Directors on May 3, 2004.  The code of ethics is attached as an exhibit to this proxy.

EXECUTIVE OFFICERS

The following table sets forth the current executive officers who are not directors of the Company:

Name	Capacities in which Served	Age

Deborah S. Maddocks Ms. Maddocks joined the Company in February, 1998. Prior to joining the Company, Ms. Maddocks was a Senior Manager with the firm KPMG LLP where she had been for ten years. Ms. Maddocks is a member of the agency board of directors.	Vice President – Finance and Secretary	39

Roberts F. Underwood In March 2004, Mr. Underwood was elected President of PAU. Mr. Underwood joined PAU in July, 2002. Prior to joining PAU, Mr. Underwood was responsible for agribusiness insurance production at USI Insurance Services for the period July 2001 through June 2002. Prior to that, Mr. Underwood was responsible for agribusiness risk management for Aon, both domestically and internationally. Mr. Underwood was with Aon for six years. Mr. Underwood is a member of the agency board of directors.	President – PAU	45

Elizabeth J. Ming Ms. Ming joined PAU in June 2005 as an Executive Vice President. Prior to her employment with PAU, Ms. Ming was an account executive for Western Growers Insurance Services where she had been for eleven years.	Executive Vice President – PAU	41

EXECUTIVE COMPENSATION AND RELATED MATTERS

Compensation

The following table sets forth summary information regarding the compensation paid to the Chief Executive Officer and the four other most highly compensated officers of the Company whose salary and bonus for the fiscal year ended December 31, 2004 was in excess of $100,000 (the “Named Executive Officers”) for services in all capacities to the Company for the three years ended December 31, 2004.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus(5)	Restricted Stock Awards($)	Securities Underlying Options(#)	All Other Compensation(1)

Jeffrey A. Snider	2004	$373,200	$240,000	$—	700,000	$6,410
Chairman of the Board,	2003	373,200	240,000	—	—	6,138
Chief Executive Officer	2002	233,884	100,000	549,513	285,000	3,592
and President

Deborah S. Maddocks	2004	$163,200	$20,000	$—	—	$5,065
Vice President -	2003	157,695	—	2,216	—	4,454
Finance and Secretary	2002	138,174	—	2,316	9,126	3,459

Roberts F. Underwood	2004	$604,000	$25,000	$—	—	$6,270
President, PAU (2)	2003	407,250	—	—	—	560
	2002	101,492	—	—	—	25

Elizabeth Ming	2004	$68,137	$—	$—	—	$30
Executive Vice	2003	—	—	—	—	—
President – PAU (3)	2002	—	—	—	—	—

Jon T. Finster	2004	$99,183	$15,000	$—	—	$1,847
Senior Vice President –	2003	151,578	—	3,724	—	4,383
PAU (4)	2002	150,000	55,000	3,892	—	3,851

(1)          Amounts in this column consist of one or more of the following: matching contributions to the PAULA Financial and Subsidiaries 401(k) Retirement Savings Plan and split dollar life insurance premiums paid by the Company on behalf of the Named Executive Officers.

(2)          Mr. Underwood joined the Company in July 2002.

(3)          Ms. Ming joined the Company in June 2004.

(4)          Mr. Finster resigned his position as Senior Vice President and Director of PAU in August 2004.

(5)          Bonuses are paid early in the year following the period on which the bonus is based.  For example, amounts reflected in the schedule as 2004 bonuses are bonuses awarded based on 2003 operating results which were paid in early 2004.

Option Grants in Last Fiscal Year

The following table sets forth stock options granted to the Named Executive Officers in 2004:

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise of Base Price	Expiration Date	Grant Date Present Value(1)($)

Jeffrey A. Snider	280,000	40.0	$2.87	2014	$443,800
	420,000	60.0	$2.63	2014	$610,260
Deborah S. Maddocks	—	—	—	—	—
Roberts F. Underwood	—	—	—	—	—
Elizabeth J. Ming	—	—	—	—	—
Jon T. Finster	—	—	—	—	—

(1)          The amounts were calculated using a Black-Scholes option pricing model with the following assumptions:  risk free interest rate of 3.5%, average option exercise period of seven years, and a volatility factor of 50%.

Fiscal Year-End Option Values

Name	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($) (1)
	Exercisable	Unexercisable	Exercisable	Unexercisable

Jeffrey A. Snider	935,000	—	$385,400	$—
Deborah S. Maddocks	9,126	—	14,967	—
Roberts F. Underwood	—	—	—	—
Elizabeth J. Ming	—	—	—	—
Jon T. Finster	—	—	—	—

(1)          Based upon the closing price on the Nasdaq Stock Market of the Common Stock on December 31, 2004 ($2.10 per share).

Employment/Change of Control Agreements

The Company (acting through the Executive Compensation Committee) and Mr. Snider have entered into a Change in Control Agreement. The Agreement sets forth the severance arrangements for Mr. Snider in the event that his employment with the Company is terminated by the Company without cause within 24 months of a change of control of the Company.  In such event, Mr. Snider will receive a lump-sum payment equal to the sum of (i) three times his annual salary plus (ii) his target bonus for the year in which the termination occurs. This payment will be increased to cover excise (but not income) taxes which are incurred by Mr. Snider as a result of the payment.  In addition, upon such event, Mr. Snider’s then unvested stock options will become fully vested and he will receive continuation of certain employee benefits for three years after the termination date.

The Company believes that providing agreements of this nature to Mr. Snider is appropriate and standard practice within the industry and is a useful tool for recruitment and retention.  The Company is not currently involved in discussions with respect to any transactions which could cause the provisions of these agreements to be triggered.

No Named Executive Officer, other than Mr. Underwood, is a party to an employment agreement with the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Since 1999, the Company’s agency operations have outsourced certain functions to James G. Parker Insurance Associates, Inc. (“JGP Insurance”), which is partially owned by Mr. Parker.  Fees paid by the Company’s agency operation to JGP Insurance were $1.5 million in 2004, which was largely comprised of direct expense reimbursements. Additionally, PAULA Financial has a $703,000 minority investment in JGP Insurance.

Loan Program

In 1998, the Company implemented a key employee/consultant loan program which provided funds exclusively for the borrowers’ purchase of its Common Stock.  The Company authorized loans of up to an aggregate of $1,000,000.  The loans were full recourse, bore interest at the rate of 8½% per annum, were payable quarterly, and were secured by the stock purchased.  The loan program was reviewed and approved by the Executive Compensation Committee. As of December 31, 2004, no director was indebted to the Company under this program.

In late 2003, the Company implemented a loan forgiveness program for current employees. The $40,000 loan to Mr. Finster was part of this program.  Under the program, Common Stock held as collateral was returned to the Company and the remaining loan balance will be forgiven over a vesting period of two years.  Any unpaid balances outstanding at separation of employment are immediately due and payable.  In 2004, the remaining loan from Mr. Finster in the amount of $19,788 was forgiven in connection with his separation from the Company.

Performance Graph

The performance graph shown below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The graph shows the Company’s total return to stockholders compared to the Nasdaq Stock Market Index(1) and two peer group indexes(2) over the period from December 31, 1997 to December  31, 2004.

COMPARISON OF CUMULATIVE TOTAL RETURN OF PAULA FINANCIAL,

NASDAQ STOCK MARKET INDEX AND PEER GROUP INDEX

Total Return Performance

(1)                                  Includes all issues trading over the Nasdaq Stock Market during the period from December 31, 1997 through December 31, 2004, weighted annually by market capitalization (shares outstanding multiplied by stock price).

(2)                                  Both indexes are compiled by SNL.  One index includes both insurance companies and brokers while the other only includes insurance brokers, weighted annually by market capitalization (shares outstanding multiplied by stock price).

The cumulative total return shown on the stock performance graph indicates historical results only and is not necessarily indicative of future results.

Each line on the stock performance graph assumes that $100 was invested in the Company’s Common Stock and the Nasdaq Stock Market on October 24, 1997 and in the SNL indexes on September 30, 1997 (the best information available for those indexes).  The graph then tracks the value of these investments, assuming reinvestment of dividends, through December 31, 2004.

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 with respect to shares of common stock that may be issued under the Company’s Stock Incentive Plans.

	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Available for Future Grants Under Equity Plans

Equity Compensation Plans Approved by Stockholders	1,026,626	$2.03	186,543

Executive Compensation Committee Report to Stockholders on Executive Compensation

The report of the Executive Compensation Committee given below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Executive Compensation Committee, currently comprised of four non-employee directors, is responsible for establishing the base salary and other compensation of the Company’s Chief Executive Officer and for approving and monitoring the criteria used in establishing the base salaries and other compensation of the Company’s other executive officers.  Set forth below is a report, submitted by Messrs. Anderson, Miller, Geddes and Parker in their capacity as the Board’s Executive Compensation Committee, addressing the Company’s compensation policies for fiscal year 2004 as they affected Mr. Snider and the other officers named in the Summary Compensation Table appearing elsewhere herein (collectively, the “Named Executive Officers”).

Compensation Policies towards Executive Officers

The Executive Compensation Committee believes that the most effective executive compensation program is one that provides incentives to achieve both current and long-term strategic management goals which ultimately enhance stockholder value.  The Executive Compensation Committee further believes that the most effective executive compensation program closely aligns executive management’s ultimate compensation with achieved increases in earnings per share.

To that end, in 2004 the Executive Compensation Committee restructured the Company’s executive compensation program.  (Reference is made to the Proxy Statement for the 2004 Annual Meeting for a detail discussion of the restructuring.)  The increase in authorized shares under the Company’s 1997 Plan, which was approved by the shareholders at the 2004 Annual Meeting, was a part of that initiative.

In 2004, Jeffrey A. Snider, Chairman and Chief Executive Officer, was granted options to purchase a total of 700,000 shares of Common Stock in exchange for Mr. Snider forgoing his historical cash bonus opportunity for the next three to five years (beginning in 2005).

Under the restructure, Mr. Snider is eligible for a cash bonus only to the extent that the Company’s operating results over-deliver on certain pre-determined profitability goals.  Based on the Company’s operating results in 2004, no executive bonuses were paid in early 2005 for 2004 results.

Salaries Awarded to the Chief Executive Officer and Other Executive Officers

The Board of Directors has delegated to the Executive Compensation Committee the authority to establish compensation levels for the Company’s Executive Officers.  The Executive Compensation Committee has established a policy of setting the salary of Mr. Snider while reviewing the base salaries of the other Executive Officers as determined by Mr. Snider.

Prior to the restructing discussed above, the Executive Compensation Committee had established a policy of paying annual bonuses to the Company’s senior executive officers, including Mr. Snider, early in the year following the year to which the bonuses relate since the bonus was determined in large part upon company-wide results for the previous year.  In consideration of the favorable agency results in 2003, the Executive Compensation Committee chose to award a bonus in the amount of $240,000 to Mr. Snider in the first quarter of 2004.

Mr. Snider determines the base salaries and annual bonuses for each of the other Executive Officers based, in part, on his subjective understanding of competitive conditions, the respective Executive Officers, contributions to the Company and any bonus pool established for this purpose by the Executive Compensation Committee.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to its chief executive officer and any of the four other most highly compensated executive officers in excess of $1 million in any tax year. Under Section 162(m) of the Code, compensation that qualifies as “performance-based” compensation is excluded from the $1 million deductibility cap, and therefore remains fully deductible even though such compensation may (together with other compensation) exceed $1 million in a given year.  The Company seeks to preserve the tax deductibility of compensation to executive officers, to the extent that this objective does not impair the operation and effectiveness of the Company’s compensation policies and programs.

THE EXECUTIVE COMPENSATION COMMITTEE

Robert M. Anderson
Jerry M. Miller
Joel W. Geddes, Jr.
James G. Parker, III

Audit Committee Report to Stockholders

The report of the Audit Committee given below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2004, included in the Company’s Annual Report on Form 10-KSB for that year.

The Audit Committee has reviewed and discussed these audited financial statements with management of the Company.

The Audit Committee has discussed with the Company’s independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”) as amended, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP from the Company.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Jerry M. Miller
Robert M. Anderson
Joel W. Geddes, Jr.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP was the Company’s independent registered public accounting firm for fiscal year 2004.  A representative of Ernst & Young LLP will be present at the Annual Meeting and such representative will have an opportunity to make a statement if he or she so desires.  Further, such representative will be available to respond to appropriate stockholder questions.

The following is information related to fees paid to Ernst & Young LLP in fiscal 2004:

Audit Fees

2004

An aggregate of $86,000 was billed by E&Y for audit services related to the Company’s consolidated financial statements as of and for the year ended December 31, 2004 and the review of condensed consolidated financial statements for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 included in the Company’s quarterly reports on Form 10-QSB.

Additionally, $11,000 was billed by E&Y in 2004 for audit services related to the Company’s 401(K) plan for the year ended December 31, 2003.

Tax Fees

In fiscal 2004, the Company did not engage E&Y to provide any tax services.

Audit-Related and All Other Fees

In fiscal 2004, the Company did not engage E&Y to provide any services other than those described above.

The Audit Committee has an established pre-approval process with the Company’s Vice President – Finance, whereby the Audit Committee approves all fees proposed by the Company’s independent public accountants prior to such fees being incurred.  In 2004, all fees incurred were approved by the Audit Committee in accordance with this process.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders may present proper proposals for inclusion in the Company’s Proxy Statement relating to, and for the consideration at, the 2005 Annual Meeting of Stockholders, by submitting their proposals to the Company in a timely manner.  Such proposals will be so included if received at the Company’s principal executive offices no later than January 30, 2006 and otherwise complying with the requirements of Rule 14a-8.

Furthermore, the Company’s bylaws provide that nominations of persons for election to our Board of Directors and the proposal of business to be considered by the stockholders at the 2006 Annual Meeting may be made by any stockholder who is entitled to vote at the meeting, who complies with certain advance notice provisions and who is a stockholder of record at the time of giving such notice.  The advance notice provisions provide, among other things, that notice of any nomination or proposal received by the Company’s Secretary at the Company’s principal executive offices no later than ninety (90) days in advance of the 2006 Annual Meeting or, if later, the seventh day following the first public announcement of the date of such meeting.  The Proxy solicited by the Board of Directors for the 2006 Annual Meeting will confer discretionary authority to vote in accordance with the recommendations of the Board of Directors on a stockholder proposal which is not considered timely under the advance notice provisions of the Company’s bylaws (and which does not comply with the requirements of Rule 14a-8).

ANNUAL REPORT

The Company’s Annual Report for the year ended December 31, 2004 is being mailed to stockholders with this Proxy Statement.  The Annual Report does not form part of the material for solicitation of proxies.  If you do not receive the 2004 Annual Report, which includes financial statements, please contact PAULA Financial - Investor Relations, 87 E. Green Street, Suite 206, Pasadena, California  91105, and a copy will be promptly sent to you.

MISCELLANEOUS

The Board of Directors knows of no other matters that are likely to come before the meeting.  If any other matter, of which the Board is not now aware, should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment on such matters.

By the order of the Board of Directors,

Jeffrey A. Snider
Chairman of the Board, Chief Executive Officer and President
Pasadena, California
April 25, 2005

Exhibit

PAULA Financial and Subsidiaries
Code of Ethics

Overview

PAULA Financial and subsidiaries (the “Company”) and its directors, officers and employees are committed to conduct every aspect of its business with the highest ethical, moral and legal standards.

This Code sets out the principles to which all directors, officers and employees of the Company are expected to comply.  The Code includes rules regarding personal responsibilities as well as responsibilities to the Company, the public and other stakeholders.

Conflicts of Interest

At all times, the Company’s directors, officers and employees are expected to make decisions in the best interests of the Company and not for personal gain.  Additionally, they should try and avoid even the appearance of a conflict of interest.  The following list, while not exhaustive, provides some specific directives related to conflicts of interest:

1)                                      Directors, officers and employees should not have any undisclosed, unapproved financial or other business relationships with any carrier, supplier, customer or competitor.

2)                                      Directors, officers and employees should not accept gifts or favors that create any obligation, either stated or implied, with a carrier, supplier, customer or competitor.  Gifts of only nominal value (i.e. shirts, pens, etc.) may be accepted on an occasional basis.

3)                                      Directors, officers and employees should not allow any member of his or her immediate family to receive any improper personal benefits as a result of his or her position in the Company.

4)                                      Directors, officers and employees should respect company property and use company assets only in accordance with established company policies.

Where conflicts of interest arise, directors, officers and employees must provide full disclosure of the circumstances and recuse themselves from any related decision making process.

Compliance with Laws

Directors, officers and employees of the Company must respect and follow the laws of the United States of America as well as the states, counties and cities in which the Company conducts business.

Disclosure and Confidentiality

As a public company traded on the Nasdaq Small Cap Market, the Company has an obligation to comply with the rules and regulations promulgated by the Securities and Exchange Commission and Nasdaq related to disclosure of material information.  In accordance with these disclosure obligations, required filings and reports will be made timely and in a clear and concise manner that facilitates understanding.

Directors, officers and employees of the Company may not either use or disclose any confidential non-public information learned through their employment with the Company, either for their own or someone else’s personal benefit.  Use of such information may also violate strict Federal laws against “inside trading” in securities.  Furthermore, any director, officer or employee in possession of material information must not disclose such information before its public disclosure.

Customer information is to be held in the strictest confidence and should be used solely for the intended purpose.

Misrepresentations and False Statements

Directors, officers and employees must never make a deliberate misrepresentation concerning the Company or its operations.

No director, officer or employee should ever create or assist anyone in creating a false or misleading entry in any book or business record of the Company, including but not limited to, any business expense or employee time report.

Discrimination and Harassment

The Company is committed to the principle of equal opportunity in employment.  Additionally, directors, officers and employees are expected to treat fellow employees with respect and dignity at all times.  No harassment of any type will be tolerated.

In a like manner, business relationships with carriers, suppliers, customers and competitors must always be characterized by fairness and respect.

Compliance with Code of Ethics

If employees have knowledge or are suspicious of any non-compliance with any section of this Code, they should first discuss the situation with their immediate supervisor.  The Human Resource Department may also be contacted for advice.   If the employee believes that it would be inappropriate to involve their immediate supervisor, they should contact the Human Resource Department directly.  The Company will not allow any retaliation against a director, officer or employee who acts in good faith in reporting any such violation or suspected violation.

If directors and executive officers have knowledge or are suspicious of any non-compliance with any section of this Code or are concerned whether circumstances could lead to a violation of this Code, they should discuss the situation directly with the Audit Committee of the Company.

Any waiver of this Code for directors, officers or employees may be made only by the Audit Committee and will be promptly disclosed as required by law.

Accountability for Adherence to the Code

All directors, officers and employees are responsible for abiding by this Code.  Failure to abide by this Code or failure to report violations of the Code will result in disciplinary action.  Discipline may, when appropriate, include termination of employment.

PAULA FINANCIAL

87 E. Green Street, Suite 206

Pasadena, California 91105

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAULA FINANCIAL

The undersigned hereby appoints Jeffrey A. Snider and Deborah S. Maddocks, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of PAULA Financial held of record by the undersigned on April 18, 2005, at the Annual Meeting of Stockholders to be held on May 25, 2005 and any postponements or adjournments thereof.

PLEASE DATE, SIGN ON THE REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED: HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES FOR THE LISTED PROPOSAL.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

						Please	☐
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

FOR
		the nominees	WITHHOLD
1.	Election of Directors	listed	AUTHORITY	2.	In their discretion, the Proxies are authorized to vote upon such other business as may
Nominees:		(except as	to vote for the		properly come before such meeting and any and all postponements or adjournments thereof.
		marked to the	nominee(s)
01 Joel W. Geddes, Jr.		contrary below)	listed
02 Jerry M. Miller		☐	☐	THIS PROXY CARD when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Direction Card will be voted FOR the listed proposal.

						YES	NO
						☐	☐
Withheld for the nominees you list below: (Write that					Do you plan to attend the meeting?
nominee’s name in the space provided below.)

Please sign exactly as your name appears on the stock certificate(s).
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in the partnership’s or limited liability company’s name by an authorized person.

					Dated:		, 2005

Signature

Signature if held jointly

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/pfco		1-866-540-5760		Mark, sign and date
Use the Internet to vote your proxy.		Use any touch-tone telephone to		your proxy card
Have your proxy card in hand when	OR	vote your proxy. Have your proxy	OR	and
you access the web site.		card in hand when you call.		return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

						Please	☐
Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

FOR
		the nominees	WITHHOLD
1.	Election of Directors	listed	AUTHORITY	2.	In their discretion, the Proxies are authorized to vote upon such other business as may
Nominees:		(except as	to vote for the		properly come before such meeting and any and all postponements or adjournments thereof.
		marked to the	nominee(s)
01 Joel W. Geddes, Jr.		contrary below)	listed
02 Jerry M. Miller		☐	☐

THIS DIRECTION CARD when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Direction Card will be voted FOR the listed proposal.

						YES	NO
						☐	☐
Withheld for the nominees you list below: (Write that					Do you plan to attend the meeting?
nominee’s name in the space provided below.)

Please sign exactly as your name appears on the stock certificate(s).
When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign in the partnership’s or limited liability company’s name by an authorized person.

					Dated:		, 2005

Signature

Signature if held jointly

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/pfco-espp		1-866-540-5760		Mark, sign and date
Use the Internet to vote your proxy.		Use any touch-tone telephone to		your proxy card
Have your proxy card in hand when	OR	vote your proxy. Have your proxy	OR	and
you access the web site.		card in hand when you call.		return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

Direction Card

PAULA FINANCIAL & SUBSIDIARIES

401(k) Retirement Plan

TO: Prudential Bank &Trust, FSB, Trustee

You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of PAULA Financial common stock held in my account in the PAULA Financial & Subsidiaries 401(k) Retirement Plan at the Annual Meeting of Stockholders to be held on May 25, 2005 and any postponements or adjournments thereof.

PLEASE DATE, SIGN ON THE REVERSE SIDE AND RETURN IN THE ACCOMPANYING ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED: HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE TRUSTEE WILL VOTE THE SHARES FOR THE LISTED PROPOSAL.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE